Prospectus

TEMPLETON
DEVELOPING
MARKETS TRUST

CLASS A, B & C

INVESTMENT STRATEGY
GLOBAL GROWTH

MAY 1, 1999
AS AMENDED
AUGUST 19, 1999

                                                     [LOGO]
                                                     FRANKLIN(R) TEMPLETON(R)

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                            CONTENTS

                                            THE FUND
[BEGIN CALLOUT]
INFORMATION ABOUT THE                2      Goal and Strategies
FUND YOU SHOULD KNOW                 4      Main Risks
BEFORE INVESTING                     8      Performance
[END CALLOUT]                        9      Fees and Expenses
                                    11      Management
                                    13      Distributions and Taxes
                                    14      Financial Highlights

                                            YOUR ACCOUNT
[BEGIN CALLOUT]
INFORMATION ABOUT                   15      Choosing a Share Class
SALES CHARGES, ACCOUNT              19      Buying Shares
TRANSACTIONS AND                    21      Investor Services
SERVICES                            24      Selling Shares
[END CALLOUT]
                                    26      Account Policies
                                    29      Questions

                                            FOR MORE INFORMATION
[BEGIN CALLOUT]
WHERE TO LEARN MORE                         Back Cover
ABOUT THE FUND
[END CALLOUT]



                      THE FUND
GOAL AND STRATEGIES
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GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing or emerging market issuers. The fund normally will invest in at least three developing or emerging market countries.

For purposes of the fund's investments, developing or emerging market countries include:

o countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or

o countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or

o countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

[BEGIN CALLOUT]
The fund invests primarily in developing or emerging market companies' common stocks.
[END CALLOUT]

In addition, developing or emerging market equity securities means those issued by:

o companies whose principal securities trading markets are in developing or emerging market countries; or

o companies that derive a significant share of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

o companies that have a significant portion of their assets in developing or emerging market countries; or

o companies that are linked to currencies of developing or emerging market countries; or

o companies that are organized under the laws of or with principal offices in, developing or emerging market countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities such as bonds, notes and debentures. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' equity securities.


MAIN RISKS
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STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

o Political and social uncertainty (for example, regional conflicts and risk of war)

o Currency exchange rate volatility

o Pervasiveness of corruption and crime

o Delays in settling portfolio transactions

o Risk of loss arising out of systems of share registration and custody

o Markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States.

o Currency and capital controls

         ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES'
             PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES
                       OF COMPANIES IN DEVELOPED MARKETS.

The definition of developing or emerging markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 12 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).


PERFORMANCE
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This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS(1)

[BEGIN CALLOUT]
BEST
QUARTER:
Q4 '98
24.03%

WORST
QUARTER:
Q4 '97
-24.88%
[END CALLOUT]

[INSERT BAR GRAPH OF CLASS A ANNUAL TOTAL RETURNS]


 -9.75%    74.49%   -8.58%    0.36%     22.51%    -9.41%      -18.72%
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   92        93      94        95        96        97           98
                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                              SINCE
                                                                             INCEPTION
                                                      1 YEAR     5 YEARS     (10/17/91)
----------------------------------------------------------------------------------------
Templeton Developing Markets Trust - Class A(2)      -23.39%     -4.85%        2.95%
MSCI Emerging Markets Free Index(3)                  -25.34%     -9.27%        4.13%
IFC Investable Composite Index(4)                    -22.01%    -10.14%        3.07%


                                                                   SINCE
                                                                  INCEPTION
                                                      1 YEAR      (5/1/95)
-------------------------------------------------------------------------------
Templeton Developing Markets Trust - Class C(2)      -20.80%       -3.14%
MSCI Emerging Markets Free Index(3)                  -25.34%       -8.41%
IFC Investable Composite Index(4)                    -22.01%       -7.57%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 8.74% for Class A.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's((R)) Micropal. This unmanaged index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

4. Source: Standard & Poor's((R)) Micropal. This unmanaged index measures the performance of emerging market stocks. The index tracks approximately 2000 stocks in countries such as Brazil, Mexico, China and South Korea. It includes reinvested dividends.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                              Class A(1)         Class B(2)    Class C(1)
----------------------------------------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price                   5.75%              4.00%        1.99%
  Load imposed on purchases                     5.75%              None         1.00%
  Maximum Deferred Sales Charge (load)          None(3)            4.00%        0.99%(4)
Exchange fee                                    None               None         None


Please see "Choosing a Share Class" on page 15 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



                                                Class A(1)      Class B(2)      Class C(1)
-------------------------------------------------------------------------------------------
Management fees                                    1.25%          1.25%          1.25%
Distribution and service (12b-1) fees(5)           0.33%          1.00%          1.00%
Other expenses                                     0.53%          0.53%          0.53%
                                                ------------------------------------------
Total annual fund operating expenses               2.11%          2.78%          2.78%
                                                ==========================================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

3. Except for investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.

4. This is equivalent to a charge of 1% based on net asset value.

5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.


EXAMPLE
This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A                       $777(1)    $1,198      $1,644        $2,876
CLASS B
  Assuming you sold
   your shares at the
   end of the period          $681       $1,162      $1,669        $2,960(2)
  Assuming you stayed
   in the fund                $281         $862      $1,469        $2,960(2)
CLASS C                       $476(3)      $953      $1,555        $3,178


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. For the same Class C investment, your costs would be $378 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.


MANAGEMENT
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Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $228 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


DISTRIBUTIONS AND TAXES
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INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[BEGIN CALLOUT]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[END CALLOUT]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


FINANCIAL HIGHLIGHTS
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This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.


CLASS A                                                               YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                                        1998            1997            1996            1995            1994
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,beginning of year                      12.94           15.40           13.01           13.42           15.27
                                                    --------------------------------------------------------------------------
  Net investment income                                  .17             .16             .16             .21             .14
  Net realized and unrealized gains (losses)           (2.57)          (1.62)            2.75           (.18)          (1.44)
                                                    --------------------------------------------------------------------------
Total from investment operations                      (2.40)          (1.46)            2.91             .03          (1.30)
                                                    --------------------------------------------------------------------------
  Dividends from net investment income                 (.19)           (.16)           (.17)           (.20)           (.12)
  In excess of net investment income                       -              --           (.01)              --              --
  Dividends from net realized gains                    (.05)           (.53)           (.34)           (.24)           (.43)
  In excess of net realized gains                         --           (.31)              --              --              --
                                                    --------------------------------------------------------------------------
Total distributions                                    (.24)          (1.00)           (.52)           (.44)           (.55)
                                                    --------------------------------------------------------------------------
Net asset value, end of year                           10.30           12.94          15.40           13.01           13.42
                                                    ==========================================================================
Total return (%)/1/                                  (18.72)          (9.41)           22.51             .36          (8.64)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                2,172,954       3,444,029        3,308,753      2,147,664       2,009,154
Ratios to average net assets: (%)
  Expenses                                              2.11            1.96            2.03            2.10            2.11
  Expenses excluding payments by affiliate                --            1.96            2.03            2.10            2.11
  Net investment income                                 1.40            0.99            1.16            1.66            1.08
Portfolio turnover rate (%)                            37.51           30.06           12.47            9.76           18.57


1. Total return does not include sales charges, and is not annualized.




CLASS C                                                1998          1997          1996         1995/2/
----------------------------------------------   ------------- ------------- ------------- -------------
PER SHARE DATA ($)
Net asset value, beginning of year                    12.81         15.27         12.95         13.10
                                                    ---------- ------------- ------------- -------------
 Net investment income                                  .07           .09           .17           .02
  Net realized and unrealized gains (losses)          (2.51)        (1.64)         2.60           .19
                                                    ---------- ------------- ------------- -------------
Total from investment operations                     (2.44)        (1.55)          2.77           .21
                                                     --------- ------------- ------------- --------------
  Dividends from net investment income               ( .11)        ( .07)          (.10)         (.18)
  In excess of net investment income                   --            --            (.01)           --
  Distributions from net realized gains              ( .05)        ( .53)          (.34)         (.18)
    In excess of net realized gains                    --           (.31)            --            --
                                                    ---------- ------------- ------------- -------------
Total distributions                                   (.16)         (.91)         (.45)         (.36)
                                                    ---------- ------------- ------------- -------------
Net asset value, end of year                          10.21         12.81         15.27         12.95
                                                    ========== ============= ============== ============
Total return (%)/1/                                  (19.20)       (10.10)         21.58          1.70
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                 294,588       402,542        226,629        41,012
Ratios to average net assets: (%)
  Expenses                                             2.78          2.69           2.74          2.73/3/
  Net investment income                                 .76          0.21           0.33          0.19/3/
Portfolio turnover rate (%)                           37.51         30.06          12.47          9.76


1.Total return does not include sales charges, and is not annualized.

2.For the period May 1, 1995 (commencement of operations) through December 31, 1995.

3.Annualized.


YOUR ACCOUNT

CHOOSING A SHARE CLASS
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Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                            CLASS B                            CLASS C
----------------------------------------------------------------------------------------------------

o  Initial sales charge of         o No initial sales charge        o Initial sales charge
   5.75% or less                                                      of 1%

o  Deferred sales charge of        o Deferred sales charge of 4%    o Deferred sales charge
   1% on purchases of $1             or less on shares you sell       of 1% on shares you
   million or more sold              within six years                 sell within 18 months
   within 12 months

o  Lower annual expenses than      o Higher annual expenses than    o Higher annual expenses than
   Class B or C due to lower         Class A (same as Class C)        Class A (same as Class B)
   distribution fees                 due to higher distribution       due to higher distribution
                                     fees. Automatic conversion       fees. No conversion to Class
                                     to Class A shares after          A shares, so annual expenses
                                     eight years, reducing future     do not decrease.
                                     annual expenses.



   BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C SHARES WERE DESIGNATED CLASS II. THE FUND BEGAN OFFERING CLASS B SHARES ON
                                JANUARY 1, 1999.

SALES CHARGES - CLASS A


                                      THE SALES CHARGE MAKES UP           WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT         THIS % OF THE OFFERING PRICE          OF YOUR NET INVESTMENT
--------------------------------------------------------------------------------------------------
Under $50,000                                  5.75                                6.10
$50,000 but under $100,000                     4.50                                4.71
$100,000 but under $250,000                    3.50                                3.63
$250,000 but under $500,000                    2.50                                2.56
$500,000 but under $1 million                  2.00                                2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 18), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 17).

DISTRIBUTION AND SERVICE (12b-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES -CLASS B

IF YOU SELL YOUR SHARES WITHIN                   THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM                YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------
1 Year                                                     4
2 Years                                                    4
3 Years                                                    3
4 Years                                                    3
5 Years                                                    2
6 Years                                                    1
7 Years                                                    0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 17). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12b-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C

                                      THE SALES CHARGE MAKES UP            WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT         THIS % OF THE OFFERING PRICE          OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------------------------
Under $1 million                               1.00                                  1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS
        NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

[BEGIN CALLOUT]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[END CALLOUT]

DISTRIBUTION AND SERVICE (12b-1) FEES
Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 22 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[BEGIN CALLOUT]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

o Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan ccounts also may be included.

o Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

            TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

BUYING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER WITH LINES AND SOMEONE WRITING]

MINIMUM INVESTMENTS
-----------------------------------------------------------------------------------------------------
                                                                       INITIAL           ADDITIONAL
-----------------------------------------------------------------------------------------------------
Regular accounts                                                       $1,000                $50
-----------------------------------------------------------------------------------------------------
UGMA/UTMA accounts                                                       $100                $50
-----------------------------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)        no minimum          no minimum
-----------------------------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs                         $250                $50
-----------------------------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                            $250                $50
-----------------------------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family members          $100                $50
-----------------------------------------------------------------------------------------------------


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).



                                    BUYING SHARES

                                    --------------------------------- -------------------------------- ----------------------------
                                                                      OPENING AN ACCOUNT               ADDING TO AN ACCOUNT
----------------------------------- --------------------------------- -------------------------------- ----------------------------
[INSERT GRAPHIC OF HANDSHAKE]       THROUGH YOUR INVESTMENT           Contact your investment          Contact your investment
                                    REPRESENTATIVE                    representative                   representative
----------------------------------- --------------------------------- -------------------------------- ----------------------------
[INSERT GRAPHIC OF ENVELOPE]        BY MAIL                           Make your check payable to       Make your check payable to
                                                                      Templeton Developing Markets     Templeton Developing  Markets
                                                                      Trust.                           Trust. Include your account
                                                                                                       number on the check.

                                                                      Mail the check and your signed
                                                                      application to Investor          Fill out the deposit slip
                                                                      Services.                        from your account statement.
                                                                                                       If you do not have a slip,
                                                                                                       include a note with your
                                                                                                       name, the fund name, and your
                                                                                                        account number.

                                                                                                       Mail the check and deposit
                                                                                                       slip or note to Investor
                                                                                                       Services.
----------------------------------- --------------------------------- -------------------------------- ----------------------------
[INSERT GRAPHIC OF THREE            BY WIRE                           Call to receive a wire control   Call to receive a wire
LIGHTNING BOLTS]                    1-800/632-2301                    number and wire instructions.    control number and wire
                                    (or 1-650/312-2000                                                 instructions.
                                    collect)                          Mail your signed application     To make a same day wire
                                                                      to Investor Services. Please     investment, please call us
                                                                      include the wire control         by 1:00 p.m. pacific time
                                                                      number or your new account       and make sure your wire
                                                                      number on the application.       arrives by 3:00 p.m.

                                                                      To make a same day wire
                                                                      investment, please call us by
                                                                      1:00 p.m. pacific time and
                                                                      make sure your wire arrives by
                                                                      3:00 p.m.

----------------------------------- --------------------------------- -------------------------------- ----------------------------
[INSERT GRAPHIC OF TWO              BY EXCHANGE                       Call Shareholder Services at     Call Shareholder Services at
ARROWS POINTING IN                                                    the number below, or send        the number below or our
OPPOSITE DIRECTIONS]                TeleFACTS(R)                      signed written instructions.     automated TeleFACTS system,
                                    1-800/247-1753                    The TeleFACTS system cannot be   or send signed written
                                    (around-the-clock access)         used to open a new account.      instructions.

                                                                      (Please see page 22 for          (Please see page 22 for
                                                                      information on exchanges.)       information on exchanges.)
----------------------------------- --------------------------------- -------------------------------- ----------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH A HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[BEGIN CALLOUT]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[END CALLOUT]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund who do not qualify to buy the fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
27).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

               SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[Insert graphic of hands shaking]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
                                    share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds of $1,000 or morewired to a bank or
                                    escrow account. See the policies above for
                                    selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your bank
                                    account number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m.
                                    pacific time will be wired the next business
                                    day.
----------------------------------- --------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund you
pointing in opposite directions]    are considering.

                                    Call Shareholder Services at the number below
                                    or our automated  TeleFACTS system, or send
BY EXCHANGE                         signed written instructions. See the policies
                                    above for selling shares by mail or phone.

TeleFACTS(R) 1-800/247-1753
(around-the-clock  access)          If you hold share certificates, you will need
                                    to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER & PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[BEGIN CALLOUT]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[END CALLOUT]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.


If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. from sales charges, distribution and service (12b-1) fees and its other resources.

                                                CLASS A          CLASS B         CLASS C
---------------------------------------------------------------------------------------------------
COMMISSION (%)                                     --              4.00            2.00
Investment under $50,000                          5.00               --              --
$50,000 but under $100,000                        3.75               --              --
$100,000 but under $250,000                       2.80               --              --
$250,000 but under $500,000                       2.00               --              --
$500,000 but under $1 million                     1.60               --              --
$1 million or more                             up to 1.00/1/         --              --
12B-1 FEE TO DEALER                               0.35             0.25/2/           1.00/3/


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans(1) and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF QUESTION MARK]

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                                                      HOURS (PACIFIC TIME,
DEPARTMENT NAME                       TELEPHONE NUMBER                MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------------------------------------
Shareholder Services                  1-800/ 632-2301                 5:30 a.m. to 5:00 p.m.
                                                                      6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                      1-800/ DIAL BEN                 5:30 a.m. to 8:00 p.m.
                                      (1-800/ 342-5236)               6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services              1-800/ 527-2020                 5:30 a.m. to 5:00 p.m.
Dealer Services                       1-800/ 524-4040                 5:30 a.m. to 5:00 p.m.
Institutional Services                1-800/ 321-8563                 6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)                1-800/ 851-0637                 5:30 a.m. to 5:00 p.m.


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FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating feeto the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-6378                            711 P 08/99








Prospectus

TEMPLETON
DEVELOPING
MARKETS TRUST

ADVISOR CLASS

INVESTMENT STRATEGY
GLOBAL GROWTH

MAY 1, 1999
AS AMENDED
AUGUST 19, 1999

                                                     [LOGO]
                                                     [FRANKLIN(R) TEMPLETON(R)]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

                                        THE FUND
[BEGIN CALLOUT]
INFORMATION ABOUT THE          2        Goal and Strategies
FUND YOU SHOULD KNOW           4        Main Risks
BEFORE INVESTING               8        Performance
[END CALLOUT]                  9        Fees and Expenses
                              10        Management
                              12        Distributions and Taxes
                              14        Financial Highlights

                                        YOUR ACCOUNT
[BEGIN CALLOUT]
INFORMATION ABOUT             15        Qualified Investors
QUALIFIED INVESTORS,          16        Buying Shares
ACCOUNT TRANSACTIONS          17        Investor Services
AND SERVICES                  19        Selling Shares
                              21        Account Policies
                              23        Questions

                                        FOR MORE INFORMATION
[BEGIN CALLOUT]
WHERE TO LEARN MORE                     Back Cover
ABOUT THE FUND
[END CALLOUT]


THE FUND

GOAL AND STRATEGIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BULLSEYE AND ARROWS]

 GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing or emerging market issuers. The fund normally will invest in at least three developing or emerging market countries.

[BEGIN CALLOUT]
The fund invests primarily in developing or emerging market companies' common stocks.
[END CALLOUT]

For purposes of the fund's investments, developing or emerging market countries include:

  o countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonlyknown as the World Bank) and the InternationalFinance Corporation; or

  o countries that are classified by the United Nations orotherwise regarded by their authorities as developing; or

  o countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

In addition, developing or emerging market equity securities means those issued by:

  o companies whose principal securities trading markets are in developing or emerging market countries; or

  o companies that derive a significant share of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

  o companies that have a significant portion of their assets in developing or emerging market countries; or

  o companies that are linked to currencies of developing or emerging market countries; or

  o companies that are organized under the laws of or with principal offices in, developing or emerging market countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities such as bonds, notes and debentures. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' equity securities.

MAIN RISKS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF CHART WITH INES GOING UP AND DOWN]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

  o Political and social uncertainty (for example, regional conflicts and risk of war)

  o  Currency exchange rate volatility

  o  Pervasiveness of corruption and crime

  o  Delays in settling portfolio transactions

  o  Risk of loss arising out of systems of share registration and custody

  o Markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

  o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States.

  o  Currency and capital controls

         ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES'
              PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES
                       OF COMPANIES IN DEVELOPED MARKETS.

The definition of developing or emerging markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

[BEGIN CALLOUT]
Mutual fund shares are notdeposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 11 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

PERFORMANCE
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BULL AND A BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS(1, 2)

[BEGIN CALLOUT]
BEST
QUARTER:
Q4 '98
24.16%

WORST
QUARTER:
Q4 '97
-24.81%
[END CALLOUT]

                               [INSERT BAR CHART]

-9.75%     74.49%    -8.58%   0.36%     22.51%     -9.18     -18.47%
-------------------------------------------------------------------------------
  92        93         94      95         96         97          98
                              YEAR

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                                        SINCE
                                                                                      INCEPTION
                                                            1 YEAR        5 YEARS     (10/17/91)
----------------------------------------------------------------------------------------------------
Templeton Developing Markets Trust - Advisor Class(2)       -18.47%        -3.61%       3.88%
MSCI Emerging Markets Free Index(3)                         -25.34%        -9.27%       4.13%
IFC Investable Composite Index(4)                           -22.01%       -10.14%       3.07%


1. As of March 31, 1999, the fund's year-to-date return was 8.75%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation:
(a)For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. This unmanaged index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

4. Source: Standard & Poor's(R) Micropal. This unmanaged index measures the performance of emerging market stocks. The index tracks approximately 2000 stocks in countries such as Brazil, Mexico, China and South Korea. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


FEES AND EXPENSES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERCENT SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                      None
Exchange fee                                                          None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                        1.25%
Distribution and service (12b-1) fees                                  None
Other expenses                                                         0.53%
                                                                      -----
Total annual fund operating expenses                                   1.78%
                                                                      ======
EXAMPLE
This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR    3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
                                    $181       $560        $964        $2,095

MANAGEMENT
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $228 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
[INSERT GRAPHICS OF STACKS COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all ofits net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

[BEGIN CALLOUT]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds ifyou do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[END CALLOUT]

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[INSERT GRAPHICS OF DOLLARS BILL]

This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.

ADVISOR CLASS                                       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                                                      1998           1997(1)
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                    12.93            15.43
                                                     --------------------------
  Net investment income (loss)                          .23              .17
  Net realized and unrealized gains (losses)          (2.60)           (1.63)
                                                     --------------------------
Total from investment operations                      (2.37)           (1.46)
                                                     --------------------------
Less distributions from net investment income         ( .23)           ( .20)
                                                     --------------------------
Less distributions from net realized gains            ( .05)           ( .53)
                                                     --------------------------
In excess of net realized gains                         --             ( .31)
                                                     --------------------------
Total distributions                                   ( .28)           (1.04)
                                                     --------------------------
Net asset value, end of year                          10.28            12.93
                                                     ==========================
Total return (%)(2)                                  (18.47)           (9.36)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                 115,494           98,101
Ratios to average net assets: (%)
  Expenses                                             1.78             1.69(3)
  Net investment income                                1.82             1.04(3)
Portfolio turnover rate (%)                           37.51            30.06

1. For the period January 2, 1997 (commencement of operations) to December 31, 1997. Based on average weighted shares outstanding.

2. Total return is not annualized.

3. Annualized.

          YOUR ACCOUNT

QUALIFIED INVESTORS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF  PENCIL MARKING AN "X']

The following investors may qualify to buy Advisor Class shares of the fund.

  o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc.(Distributors). Minimum investments: $1,000 initial and $50 additional.

  o Broker-dealers, registered investment advisors or certified financialplanners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

  o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

  o Each series of the Franklin Templeton Fund Allocator Series.Minimum investments: $1,000 initial and $1,000 additional.

  o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

  o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

BUYING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


                           BUYING SHARES
                           ---------------------------- ----------------------------------- ---------------------------------------
                                                        OPENING AN ACCOUNT                  ADDING TO AN ACCOUNT
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF]        THROUGH YOUR INVESTMENT      Contact your investment             Contact your investment representative
HANDSHAKE]                 REPRESENTATIVE               representative
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF         BY MAIL                      Make your check payable to          Make your check payable to Templeton
ENVELOPE]                                               Templeton Developing Markets        Developing Markets Trust. Include your
                                                        Trust.                              account number on the check.

                                                        Mail the check and your signed      Fill out the deposit slip from your
                                                        application to Investor Services.   account statement. If you do not have a
                                                                                            slip, include a note with your name,
                                                                                            the fund name, and your account number.

                                                                                            Mail the check and deposit slip or
                                                                                            note to Investor Services.
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF         BY WIRE                      Call to receive a wire control      Call to receive a wire control number
THREE LIGHNING BOLTS]      1-800/632-2301               number and wire instructions.       and wire instructions.
                           (or 1-650/312-2000
                           collect)                     Wire the funds and mail your        To make a same day wire investment,
                                                        signed application to Investor      please call us by 1:00 p.m. pacific
                                                        Services. Please include the wire   time and make sure your wire arrives by
                                                        control number or your new          3:00 p.m.
                                                        account number on the application.

                                                        To make a same day wire
                                                        investment, please call
                                                        us by 1:00 p.m. pacific
                                                        time and make sure your
                                                        wire arrives by 3:00
                                                        p.m.

-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF TWO     BY EXCHANGE                  Call Shareholder Services at the    Call Shareholder Services at the number
ARROWS POINTING IN                                      number below, or send signed        below, or send signed written
OPPOSITE DIRECTIONS]                                    written instructions. (Please see   instructions. (Please see page 18 for
                                                        page 18 for information on          information on exchanges.)
                                                        exchanges.)
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH A HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
22).

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.



SELLING SHARES

[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  o   you are selling more than $100,000 worth of shares

  o   you want your proceeds paid to someone who is not a registered owner

  o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


                          SELLING SHARES
                          ----------------------------- --------------------------------------------------------------------
                                                         TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------- --------------------------------------------------------------------
[INSERT GRAPHIC OF        THROUGH YOUR INVESTMENT       Contact your investment representative
 HANDS SHAKING]           REPRESENTATIVE
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF
 ENVELOPE]                 BY MAIL                      Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services.  Corporate, partnership or trust accounts may need to send additional documents.

                                                        Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                                        A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF
 TELEPHONE]               BY PHONE                      As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last
                          1-800/632-2301                15 days, you can sell your shares by phone.

                                                        A check will be mailed to the name(s) and address on the account. Written instructions,with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF THREE
LIGHTNING BOLDS]          BY WIRE                       You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

                                                        Before requesting a bank wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                                                        Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF TWO
ARROWS POINTING IN        BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.
OPPOSITE DIRECTIONS]
                                                        Call Shareholder Services at the number below, or send signed written instructions. See the policies above for selling shares by mail or phone.

                                                        If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
------------------------- ----------------------------- --------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

  o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

  o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

  o The fund may modify or discontinue the exchange privilege on 60 days' notice.

  o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

  o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

  o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

  o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF QUESTION MARK]

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                  HOURS (PACIFIC TIME,
            DEPARTMENT NAME             TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------------------
Shareholder Services                    1-800/ 632-2301           5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                        1-800/ DIAL BEN           5:30 a.m. to 8:00 p.m.
                                        (1-800/ 342-5236)         6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services                1-800/ 527-2020           5:30 a.m. to 5:00 p.m.
Dealer Services                         1-800/ 524-4040           5:30 a.m. to 5:00 p.m.
Institutional Services                  1-800/ 321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)                  1-800/ 851-0637           5:30 a.m. to 5:00 p.m.



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FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-6378                            711 PA 08/99